EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
EARNINGS PER COMMON SHARE	EARNINGS PER COMMON SHARE
Basic Earnings Per Common Share
The calculation of basic earnings per common share at December 31, 2025 was based on the earnings attributable to common shareholders of $1.6 billion (2024: $1.7 billion) and a weighted average number of common shares outstanding of 581 million (2024: 573 million).
Diluted Earnings Per Common Share
The calculation of diluted earnings per common share at December 31, 2025 was based on earnings attributable to common shareholders of $1.6 billion(1) (2024: $1.7 billion(1)), and a weighted average number of common shares outstanding after adjustment for the effects of all dilutive potential common shares of 582 million (2024: 574 million).
Earnings Attributable to Common Shareholders

For the years ended December 31
($ millions)	2025	2024
Earnings attributable to common shareholders	1,694	1,864
Dividends on preferred shares	(144)	(143)
Basic and diluted earnings attributable to common shareholders	1,550	1,721
Weighted Average Number of Common Shares

(In millions of shares, except as noted)	2025	2024
Issued common shares at January 1	581	549
Effect of shares issued on exercise of options	—	1
Effect of subscription receipt issuance	—	23
Basic weighted average number of common shares at December 31	581	573

Dilutive effect of share options on issue(1)	1	1
Diluted weighted average number of common shares at December 31	582	574

Basic earnings per common share (dollars)	2.67	3.00
Diluted earnings per common share (dollars)	2.66	3.00
(1)    The average market value of Pembina's shares for purposes of calculating the dilutive effect of share options for the years ended December 31, 2025 and 2024 was based on quoted market prices for the period during which the options were outstanding.